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                                                                    Exhibit 10.5

                             INTERCREDITOR AGREEMENT

         THIS INTERCREDITOR AGREEMENT (this "AGREEMENT") made and entered into as of October 31, 2003, by and between KBK FINANCIAL, INC. (hereinafter "KBK"), and COMMERCEBANK, N.A., (hereinafter "CREDITOR").

         WHEREAS, Creditor and AESP, Inc., a Florida corporation ("AESP") are parties to that certain Loan Agreement (the "COMMERCEBANK LOAN AGREEMENT") dated September 23, 1999, as amended; and AESP's obligations to Creditor are secured by AESP's grant of a security interest in all of AESP's assets as described in that certain Security Agreement dated September 23, 1999, as amended (the "COMMERCEBANK SECURITY AGREEMENT"); and

         WHEREAS, KBK and AESP have entered into an account transfer and purchase agreement (the "PURCHASE AGREEMENT") under the terms of which KBK, from time to time, may purchase accounts receivable of AESP which are evidenced by invoices dated on or after July 1, 2003 (each account now or hereafter purchased under the Purchase Agreement to be known herein as the ("PURCHASED ACCOUNTS"); and

         WHEREAS, to secure all present and future indebtedness obligations and liabilities of AESP to KBK, including, without limitation, any such indebtedness, obligations arising under the Purchase Agreement (collectively, the "KBK OBLIGATIONS"), AESP has granted to KBK a security interest in all present and future personal property of AESP; PROVIDED, HOWEVER, the KBK Obligations are primarily secured by the following: (a) all of AESP's accounts (including the Purchased Accounts) other than (i) all accounts which are evidenced by invoices dated before July 1, 2003, (ii) all present and future accounts owing by foreign account debtors which are not purchased by KBK under the Purchase Agreement, and (iii) all present and future accounts owing by entities affiliated with Creditor (the accounts described in clauses (i), (ii) and (iii) shall be known collectively herein as the "KBK SUBORDINATED ACCOUNTS"); (b) all returned goods with respect to AESP's present and future accounts (other than the KBK Subordinated Accounts); (c) all of AESP's present and future general intangibles, documents, instruments and chattel paper; and;
(d) all proceeds of inventory sold by AESP which constitute accounts (other than the KBK Subordinated Accounts), chattel paper or general intangibles (all of which will hereafter collectively be referred to herein as the "KBK PRIMARY COLLATERAL"); and

         WHEREAS, the parties hereto desires to establish the relative priorities and manner of enforcing of their respective security interests in, and rights with respect to, the property of AESP; and

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. RELEASE OF CREDITOR'S SECURITY INTERESTS. Creditor hereby waives, releases and discharges any security interest and all other claims or interest that Creditor may have in all Purchased Accounts, regardless of (a) when KBK's security interest in the Purchased Accounts became perfected, (b) when the Purchased Accounts were purchased, (c) the value of the Purchased Accounts, (d) the consideration given or promised for the Purchased Accounts, or (e) the amount Creditor is owed by AESP. Creditor also waives any right it might have, by law or otherwise, to receive notice, or any obligation on the part of KBK to give notice, of any kind, at any time, of the purchase by KBK of any or all of the Purchased Accounts.

2. SUBORDINATION OF CREDITOR'S SECURITY INTEREST IN KBK PRIMARY COLLATERAL. Without limiting or altering the validity or effectiveness of the provisions in
SECTION 1 hereof pertaining to the release and waiver of security interests in


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Purchased Accounts, Creditor hereby subordinates its security interest in all
KBK Primary Collateral to the security interest of KBK in the KBK Primary Collateral and Creditor agrees that its security interest, whenever granted and/or perfected in the KBK Primary Collateral, will be inferior, junior and secondary to the security interests held by KBK in the KBK Primary Collateral.


3. SUBORDINATION OF KBK'S SECURITY INTEREST IN CREDITOR PRIMARY COLLATERAL. KBK hereby subordinates its security interest in all Creditor Primary Collateral (as defined below) to the security interest of Creditor in the Creditor Primary Collateral and KBK agrees that its security interest, whenever granted and/or perfected in the Creditor Primary Collateral, will be inferior, junior and secondary to the security interests held by Creditor in the Creditor Primary Collateral. As used herein, the term "CREDITOR PRIMARY COLLATERAL" shall mean
(a) all accounts of AESP which are evidenced by invoices dated before July 1, 2003, (b) all accounts owing by foreign account debtors which are not purchased by KBK under the Purchase Agreement, (c) all accounts owing by entities affiliated with Creditor, and (d) all of AESP's present and future equipment and inventory; PROVIDED, HOWEVER, inventory proceeds and returned goods of accounts (other than KBK Subordinated Accounts) shall also constitute KBK Primary Collateral.


4. DELIVERY OF ACCOUNT PAYMENTS. Creditor agrees that Creditor shall remit to KBK at the following address all proceeds of accounts constituting KBK Primary Collateral (including, without limitation, all KBK Purchased Accounts) which may now or hereafter be delivered to or otherwise received by Creditor from time to time within 3 business days after receipt thereof by Creditor:

                           AESP, Inc.
                           c/o KBK Financial, Inc.
                           P.O. Box 550741
                           Tampa, Florida 33655-0741

KBK agrees that KBK shall remit to Creditor at the following address all proceeds of accounts constituting Creditor Primary Collateral which may now or hereafter be delivered to or otherwise received by KBK from time to time within 3 business days after receipt thereof by KBK:

                           AESP, Inc.
                           c/o CommerceBank, N.A.
                           1000 S. Powerline Road
                           Pompano Beach, Florida 33069


5. TIME OF PERFECTION. The priorities specified herein are applicable irrespective of the time or order of attachment or perfection of any security interests, or the time or order of filing of any financing statements, or the giving or failure to give notice of the acquisition or the expected acquisition of any purchase money or other security interest. Except as herein otherwise specifically provided, priority of the respective security interests of Creditor and KBK shall be determined in accordance with the Uniform Commercial Code.

6. EFFECT OF BANKRUPTCY. This Agreement shall remain in full force and effect notwithstanding the filing or a petition for relief by or against AESP under the


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Bankruptcy Code and shall apply with full force and effect with respect to all collateral acquired by AESP, or obligations incurred by AESP to Creditor or KBK, subsequent to the date of said bankruptcy petition.

7. NO DUTY TO LEND. Nothing contained herein, or in any prior agreement or understanding shall be deemed to create any duty on the part of Creditor or KBK to extend or continue to extend financial accommodations to AESP.

8. FINANCIAL CONDITION OF CLIENT. Each party hereto has adequate means to obtain from AESP on a continuing basis information concerning the financial condition of AESP and each party hereto is not relying on the other party to provide such information now or in the future. Each party hereto acknowledges and agrees that each party hereto is not obligated to keep the other party informed of AESP's financial condition.

9. RELIANCE. This Agreement is an irrevocable and continuing agreement and KBK and Creditor may continue to rely upon same in providing financing and other financial accommodations to or for the benefit of AESP. In connection therewith, each party may without notice to or consent from the other party hereto and without impairing the rights and obligations of the parties under this Agreement
(a) release any person or entity now or hereafter liable upon any of the indebtedness and obligations owing to such party by AESP, (b) renew, extend or modify the terms of any document or instrument evidencing, governing, securing or guaranteeing any of the indebtedness and obligations owing to such party by AESP, and/or (c) provide additional financing to AESP after the date hereof.

10. ENFORCEMENT OF REMEDIES AND NOTICE.

(a) Until termination of this Agreement, Creditor agrees not to (i) take any action to foreclose, repossess, marshall, control or exercise any remedies with respect to any property included within the KBK Primary Collateral, (ii) not to join in any petition for bankruptcy or assignment for the benefit of creditors agreement affecting AESP or any of its assets, or seek to appoint a receiver for all or any portion of AESP's assets, or (iii) make any contact or communications, directly or indirectly, (including without limitation notification or confirmation) with any account debtor or obligor with respect to any accounts, chattel paper, instruments or general intangibles of AESP other than solely with respect to accounts not constituting KBK Primary Collateral.

(b) Until termination of this Agreement, KBK agrees not to (i) take any action to foreclose, repossess, marshall, control or exercise any remedies with respect to any property included within the Creditor Primary Collateral, or (ii) not to join in any petition for bankruptcy or assignment for the benefit of creditors agreement affecting AESP or any of its assets, or seek to appoint a receiver for all or any portion of AESP's assets, or (iii) make any contact or communications, directly or indirectly, (including without limitation notification or confirmation) with any account debtor or obligor with respect to any accounts of AESP other than solely with respect to accounts constituting KBK Primary Collateral.

(c) Creditor agrees to deliver to KBK, to be recorded, UCC amendments with respect to any UCC financing statements on file between Creditor and Client in order to reference that Creditor's security interest in the subject collateral is subject to the terms and provisions of this Agreement.

(d) KBK agrees to provide Creditor notice (either written or oral) on or before the day KBK commences exercising its remedies under the Purchase Agreement against the KBK Primary Collateral. Creditor agrees to provide KBK notice (either written or oral) on or before the day Creditor commences exercising its


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remedies under the Commercebank Loan Agreement against any Creditor Primary
Collateral. Except as required by the terms of this Agreement, each party hereto waives its right to receive notification from the other party before the disposition of collateral under the Uniform Commercial Code.

11. PERFECTION OF SECURITY INTERESTS. The priorities set forth in this Agreement between each parties collateral shall govern with respect to the parties notwithstanding if the security interest to which another security interest is subordinate is voidable for any reason. Each party covenants and agrees not to take any action to seek to seek to rescind, modify, or circumvent the provisions of this Agreement in the absence of fraud by the other party directly related to the transactions described herein.


12. NOTICES. Except as set forth in PARAGRAPH 10 herein, all notices, requests and other written communications hereunder must be in writing and shall be deemed to have been properly given (i) upon personal delivery, (ii) on the third Business Day following the day sent, if sent by registered or certified mail, provided such is received by the intended party, but if such is not received because of such party's refusal to accept such delivery, then such shall be deemed to be received on the date of first refusal, (iii) on the next Business Day following the day sent, if sent by overnight express courier, provided such is received by the intended party, but if such is not received because of such party refusal to accept such delivery, then such shall be deemed to be received on the date of first refusal, or (iv) on the day sent or if such day is not a Business Day on the next Business Day after the day sent, if sent by telecopy providing the receiving party has acknowledged receipt by return telecopy, in each case, at the following address and/or telecopy number or at such other address and/or telecopy number as either party may designate for such purpose in a written notice given to the other party:

                           If to KBK:

                                            KBK Financial, Inc.
                                            801 Cherry Street
                                            Suite 3400
                                            Fort Worth, Texas, 76102
                                            Attention:  Legal Department
                                            Telephone:  (817) 258-6000
                                            Telecopy No.:  (817) 258-6107



                           If to Creditor:

                                            CommerceBank, N.A.
                                            1000 S. Powerline Road
                                            Pompano Beach, Florida 33069
                                            Attention:  Alan Hills
                                            Telephone:  (954) 971-6371
                                            Telecopy No.:  (954) 975-6442



13. RESERVATION OF RIGHTS. No third-party beneficiary rights are or are intended to be created hereunder, and all understandings, agreements, representations, and warranties contained herein are solely for the benefit of the parties hereto and for the benefit of no other parties (including but not limited to AESP). In


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connection therewith, AESP shall not be entitled for any purpose or under any circumstances to rely upon the failure of KBK or Creditor to comply with the terms hereof and nothing herein contained shall be deemed to authorize AESP to take any action not permitted under any agreement between AESP and KBK or Creditor. Nothing herein is intended to affect or limit in any way the interest of Creditor or KBK in any or all of the assets of AESP insofar as the rights of AESP or third parties are involved. The parties hereto specifically reserve all of their respective rights as against AESP and any third parties.

14. AMENDMENTS AND WAIVERS. No waiver, amendment or other variation of the terms, conditions, or provisions of this Agreement shall be valid unless in writing and then only to the extent specifically set forth in such writing.

15. GOVERNING LAW; JURY WAIVER. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. THE PARTIES HERETO WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND ARISING OUT OF OR RELATING TO THIS AGREEMENT.

16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same agreement.

17. SUCCESSORS AND ASSIGNS. Unless otherwise herein provided, this Agreement shall be binding upon and inure to the benefit of all successors and assigns, including, without limitation, such transferee of any of the obligations of AESP to KBK or to Creditor under any agreement or by law. Any transferee of the obligations or indebtedness owed by Client to Creditor or any part thereof, shall take such obligations or indebtedness or any part thereof subject to the provisions of this Agreement.

18. ENTIRE AGREEMENT. This Agreement constitutes the complete and integrated agreement of both KBK and Creditor with respect to the subject matter hereof, supersedes all prior or contemporaneous oral agreements, discussions or negotiations, and may not be orally modified or supplemented by parol or extrinsic evidence.

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                  IN WITNESS WHEREOF, the parties hereto by their authorized agents or officers have caused this Agreement to be executed as of the day and year first above written.


                                   KBK:

                                   KBK Financial, Inc.


                                   By: /s/
                                       ----------------------------------------
                                   Name:
                                         --------------------------------------
                                   Title:
                                         --------------------------------------


                                   Creditor:

                                   Commercebank, N.A.


                                   By: /s/ Alan L. Hills
                                       ----------------------------------------
                                   Name: Alan L. Hills
                                   Title: Vice president


ACKNOWLEDGMENT BY AESP

         The undersigned, hereby (i) accepts and consents to this Agreement,
(ii) agrees to be bound by all of the provisions thereof, (iii) agrees to recognize all of the priorities and other rights granted thereby, (iv) acknowledges and agrees that such agreement may be amended, altered, modified by KBK and Creditor without notice to or the consent of AESP, and (v) instructs and authorizes the Creditor and KBK to remit proceeds of accounts which may be delivered or otherwise received by Creditor and KBK from time to time pursuant to the terms of Section 3 of the foregoing Agreement.



AESP, INC.


By:  /s/ Slav Stein
     -----------------
Name: Slav Stein
     -----------------
Title: President
     -----------------
Date: 10/31/03
     -----------------



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